UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2026

RISING DRAGON ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42368	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

No. 604, Yixing Road, Wanbolin District, Taiyuan City, Shanxi Province, People’s Republic of China 030024

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: +86 18817777987

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001 per share, and one Right entitling the holder to receive one-tenth of an Ordinary Share	RDACU	The Nasdaq Stock Market LLC
Ordinary Shares	RDAC	The Nasdaq Stock Market LLC
Rights	RDACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K filed by Rising Dragon Acquisition Corp. (the “Company”) with the Securities and Exchange Commission (the “SEC”) on January 27, 2025, the Company entered into an Agreement and Plan of Merger, dated January 27, 2025 (the “Merger Agreement”), by and among the Company, Xpand Boom Technology Inc., a Cayman Islands exempted company and wholly owned subsidiary of the Company (the “Purchaser”), Xpand Boom Solutions Inc., a Cayman Islands exempted company and wholly owned subsidiary of the Purchaser (“Merger Sub”), HZJL Cayman Limited, a Cayman Islands exempted company (“HZJL”), XB B Limited, a British Virgin Islands business company (the “Principal Shareholder”), and Bin Xiong, solely in his capacity as the shareholder of the Principal Shareholder (the “Principal Shareholder Representative”).

On October 30, 2026, the Company, the Purchaser, Merger Sub, HZJL, the Principal Shareholder and the Principal Shareholder Representative entered into a letter agreement (the “Termination Agreement”), pursuant to which the parties mutually agreed to terminate the Merger Agreement pursuant to Section 13.1(b) thereof, effective as of 11:59 p.m. Eastern Time on October 30, 2026 (the “Termination Date”), except that the dispute resolution provisions (Article XII) and miscellaneous provisions (Article XIV, including the trust account waiver in Section 14.14) of the Merger Agreement survive the termination. The termination was approved by the boards of directors of the Company and HZJL. In connection with the termination of the Merger Agreement, the Termination Agreement also provides that (i) the lock-up agreements and the registration rights agreement contemplated to be entered into at the closing of the business combination were not executed and no party has any obligation to execute them, (ii) any other ancillary agreement that has been executed is terminated as of the Termination Date, other than any non-disclosure and non-solicitation agreements and non-compete agreements between HZJL or its subsidiaries and certain of their key personnel, which remain in effect solely as between the parties thereto, and (iii) the shareholder support agreements entered into by certain shareholders of HZJL terminate as of the Termination Date. The Termination Agreement also contains customary mutual releases, non-disparagement and confidentiality covenants, subject to certain exceptions, including that the mutual releases do not relieve any party from liability for its willful breach of its covenants or agreements in the Merger Agreement or its intentional fraud or willful misconduct prior to the termination, and do not apply to the Subject Promissory Notes described below. In addition, HZJL, the Principal Shareholder and the Principal Shareholder Representative reaffirmed their waiver of any right, title, interest or claim of any kind in or to any monies held in the Company’s trust account. The Termination Agreement does not provide for the payment of a termination fee by any party.

In addition, the Termination Agreement provides that the unsecured promissory notes previously issued by the Company to SZG Limited and Aurora Beacon LLC (the “Subject Promissory Notes”), including promissory notes issued to SZG Limited between January 14, 2026 and October 15, 2026 in an aggregate principal amount of $455,919.41, survive the termination of the Merger Agreement and are not terminated, cancelled or discharged as a result of the termination or the mutual releases. Under the Termination Agreement, the entire outstanding principal balance of each Subject Promissory Note will be due and payable solely on the closing date of the initial business combination consummated by the Company after the Termination Date (a “Subsequent Business Combination”), and no principal will be due and payable prior to such date. Each Subject Promissory Note will be automatically terminated, cancelled and discharged in full, and no principal or other amounts will be due or payable thereunder, upon the earlier of (i) the Company’s failure to consummate any Subsequent Business Combination and (ii) the failure of any proposed Subsequent Business Combination to close for reasons not attributable to the Company. Except as so modified, the terms of the Subject Promissory Notes remain unchanged.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Company intends to continue to pursue the consummation of an initial business combination with an appropriate target business.

Item 7.01 Regulation FD Disclosure.

On November 3, 2026, the Company issued a press release announcing the termination of the Merger Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Termination Agreement, dated October 30, 2026, by and among Rising Dragon Acquisition Corp., Xpand Boom Technology Inc., Xpand Boom Solutions Inc., HZJL Cayman Limited, XB B Limited and Bin Xiong
99.1	Press Release, dated November 3, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2026

RISING DRAGON ACQUISITION CORP.

	By:	/s/ Lulu Xing
	Name:	Lulu Xing
	Title:	Chief Executive Officer

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